UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
        Washington, D.C.  20549

        FORM 8-K

               CURRENT REPORT          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (date of earliest event reported):  07/15/02


                HARLEY DAVIDSON CREDIT CORP.
        (Exact name of registrant as specified in its charter)

             Nevada                          333-21793               88-0292891
(State or Other Jurisdiction             (Commission    (I.R.S. Employer
of Incorporation)                         File Number)  Identification No.)


4150 Technology Way
Carson, City, Nevada                                       89706
(Address of Principal Executive Offices)                 (Zip Code)


Registrant's telephone number, including area code:      (800) 699-2336

Item 5. Other Events
  The registrant is filing final forms of the exhibit listed in Item 7 (c).

Item 7.     Monthly Statements and Exhibits

(a)     Financial Statements:  None

(b)     Pro Forma Financial Information:   None

(c)     Exhibits: Monthly Servicer Report

Harley-Davidson Motorcycle Trust 2001-3
$221,000,000 4.65% Harley-Davidson Motorcycle Contract Backed Notes, Class A-1 $126,700,000 5.27% Harley-Davidson Motorcycle Contract Backed Notes, Class A-2 $18,300,000 5.29% Harley-Davidson Motorcycle Contract Backed Notes, Class B
                        Monthly Report
For the Distribution Dat7/15/2002

A.  Calculation of the Monthly Principal
 1. A. Principal Balance of the Contracts as of the first day of the Due Period preceding the Due Period in which the Payment Date Occurs, 260,475,785.88 plus
   B.  Prefunded Amount on such day referred to in 1.A. above               0.00

  Sum of 1.A and 1.B                                              260,475,785.88

 2. A.  Principal Balance of the Contracts as of the first day of the Due Period
       in which the Payment Date occurs, plus                     251,638,388.62

   B.  Pre-Funded Amount as of the first day of the Due Period in which such
       Payment Date occurs, plus                                            0.00

   C.  The Special Mandatory Redemption Amounts, if any, paid during
         such Due Period or payable on such Payment Date                    0.00

    Sum of 2.A, 2.B, and 2.C                                      251,638,388.62


B.Calculation of Principal Distributable Amount (as defined in Article I
    of the Sale and Servicing Agreement), (from A, 1 minus 2)       8,837,397.26

C. Calculation of Available Interest (as defined in Article I of the Sale
    and Servicing Agreement)                                        2,426,579.54

D.Calculation of Note Monthly Principal Distributable Amount

  1. A. Class A Note Percentage for such Distribution Date

  a.For each Distribution Date to but excluding the Distribution Date on which the principal amount of the Class A-1 Notes is
    reduced to zero                                                       95.00%

  b .On the Distribution Date on which the principal amount of the Class A-1
    Notes is reduced to zero, 95% until the principal amount of the Class
    A-2 Notes has been reduced to zero                                    95.00%

  c.After the principal amount of the Class A-2 Notes have been reduced
    to zero                                                                0.00%

  B. Class B Note Percentage for such Distribution Date

  a.For each Distribution Date to but excluding the Distribution Date on which the principal amount of the Class A-2 Notes is
    reduced to zero                                                        5.00%

  b .On the Distribution Date on which the principal amount of the Class A-2
    Notes is reduced to zero, 5% until the principal amount of the Class
    A-2 Notes has been reduced to zero                                     5.00%

  c.After the principal amount of the Class A-2 Notes have been reduced
    to zero                                                              100.00%


   2.Principal Distributable Amount (from B)                        8,837,397.26

   3.Note Monthly Principal Distributable Amount

  a.Class A-1 Notes (D. 1(a) multiplied by D.2 until
     Class A-1 Notes Principal Balance is zero)                     8,395,527.40

  b.Class A-2 Notes (D. 1(a) multiplied by D.2 until
     Class A-2 Notes Principal Balance is zero)                             0.00

  c.Class B Notes (D. 1(c) multiplied by D.2 until
     Class A-2 Notes Principal Balance is zero)                       441,869.86

  d.Note Principal Carryover Shortfall                                      0.00

  e.Special Mandatory Redemption Amounts (from Pre-Funding Account as
    defined in Article I of the Sale and Servicing Agreement)               0.00

  g. Note Monthly Principal Distributable Amount (the sum of
    items 3 (a), 3 (b) 3 (c) and 3 (d)                              8,837,397.26

E.Calculation of Note Monthly Interest Distributable Amount
   1.Class A-1 Interest Rate                                              2.570%

   2.Class A-2 Interest Rate                                              4.040%

   3.Class B Interest Rate                                                3.720%

   4.One-twelfth of the Class A-1 Interest Rate time the Class A-1 Note
    Balance from and including the fifteenth day of the month based on a
    360-day year of 12 months and 30 days each (or from and including the Closing Date with respect to the first Distribution Date) to but excluding the fifteenth day of the month of the
    current Distribution Date                                         291,699.27
   5.One-twelfth of the Class A-2 Interest Rate time the Class A-2 Note
    Balance from and including the fifteenth day of the month based on a
    360-day year of 12 months and 30 days each (or from and including the Closing Date with respect to the first Distribution Date) to but excluding the fifteenth day of the month of the
    current Distribution Date                                         374,541.67
   6.One-twelfth of the Class B Interest Rate time the Class B Note
    Balance from and including the fifteenth day of the month based on a
    360-day year of 12 months and 30 days each (or from and including the Closing Date with respect to the first Distribution Date) to but excluding the fifteenth day of the month of the
    current Distribution Date                                          40,373.75

   7.Interest Carryover Shortfall for such Distribution Date                0.00

   8.Note Monthly Interest Distributable Amount (the sum of items 4,
    5, 6)                                                             706,614.69

F.Calculation of Note Monthly Distributable Amount  (sum of
  D.3 (f) plus E.8.)                                                9,544,011.95

F1.The remaining Class A-1 Note Balance after giving effect to the
  Distribution of Monthly Principal on such Distribution Date     127,806,468.34

F2.The remaining Class A-2 Note Balance after giving effect to the
  distribution of Monthly Principal on such Distribution Date     111,250,000.00

F3.The remaining Class B Note Balance after giving effect to the
  distribution of Monthly Principal on such Distribution Date      12,581,919.40

G.Fees
  1.  The Monthly Servicing Fee for such Payment Date (1/12 of the product of
    1% and the Principal Balance of the Contracts as of the beginning of the
    related Due Period)                                               217,063.15

  2.The Indenture Trustee Fee for such Payment Date excluding expense component (1/12 of the product of .0025% and the Principal Balance of the Contracts as of the beginning of the related Due Period and the Pre-Funded Amount as of the beginning of such Period; provided however,
    in no event shall such fee be less than $200.00 per month)            651.19

K.Calculation of the Available Funds for Such Payment Date
  1.The amount of funds deposited into the Collection Account pursuant to
    Section 5.05 (b) of the Sale and Servicing Agreement with respect to the related Due Period

    a.  All amounts received by the Servicer with respect to the Contracts:
    (i) Principal                                                   8,449,740.63

    (ii) Interest & Fees                                            2,426,579.54


    b.  All Net Liquidation Proceeds                                  262,786.65

    c. The aggregate of the Repurchase Prices for Contracts required to be repurchased by the Seller as described in Section 7.08 of the Sale
         and Servicing Agreement                                       17,978.61

    d.  All Advances made by Servicer pursuant to Section 7.03 (a)
         of the Sale and Servicing Agreement                          159,964.88

    e.  All amounts paid by the Seller in connection with an optional repurchase of the Contracts described in Section 7.10 of the Sale
         and Servicing Agreement                                            0.00

    f. All amounts obtained from the Collateral Agent in respect of Carrying Charges to be deposited into the Collection Account on the upcoming Payment Date pursuant to Section 7.03(b) Sale and Servicing
        Agreement                                                           0.00

    g.  All amounts received in respect of interest, dividends, gains, income and earnings on investments of funds in the Trust Accounts as contemplated in Section 5.05 (b) (vii) of the Sale
        and Servicing Agreement                                        17,230.69
    h.  Total amount of funds deposited into the Collection Account pursuant
         to Section 5.05 (b) (the sum of a. through g.)            11,334,281.00

  2.The amount of funds permitted to be withdrawn from the Collection Account pursuant to clauses (ii) through (iv) of Section 7.05 (a) of the Sale and Servicing Agreement with respect to the related Due Period

    a. Amounts to be withdrawn to reimburse the Servicer for Advances in accordance with Section 7.03 (a) of the Sale and Servicing
         Agreement                                                    142,738.61

    b.  Amounts to be paid to the Servicer in respect of the Monthly
         Servicing Fee for the related Due Period                     217,063.15

    c.  Amounts to be paid to the Indenture Trustee in respect of the
          Indenture Trustee's Fee for the related Due Period              651.19


    d.  Other amounts required or authorized to be withdrawn from the
        Collection Account pursuant to the Sale and Servicing Agreement
         Specify: Excess Funds                                      1,429,816.10

    e. Total amount of funds permitted to be withdrawn from the Collection Account pursuant to Section 7.05(a) of the Sale and Servicing
         Agreement with respect to the related Due Period
         (sum of a. through e.)                                     1,790,269.05

  3.The Available Funds for such Distribution Date
     (1.h. minus 2.f.)                                              9,544,011.95

  4.The Available Funds otherwise distributable to the Class B Noteholders that will be distributed to the Class A Noteholders on
    such Distribution Date                                                  0.00

I.The shortfall of Available Funds for such Payment Date to pay either the Note Distributable Amount or Certificate Distributable Amount
   (the Available Funds for such Distribution Date minus the sum of the
  Note Distributable Amount as set forth in F.)                             0.00


J.The amount to be withdrawn from the Reserve Fund on such distribution
  Date to cover the Note Distributable Amount, if no shortfall
  to the Trust Depositor                                              185,126.39

K.Interest Earnings on the Reserve Fund                                 8,378.44

L.1.The amount to be deposited in the Reserve Fund on such
      Payment Date                                                          0.00

  2.  The amount on deposit in the Reserve Fund after giving effect to
     deposits and withdrawals therefrom on such Distribution Date   5,032,767.77

M.The Specified Reserve Fund Amount for such distribution Date will be an amount equal to the greater of (a) 2.00% of the Principal Balance of the Contracts in the Trust as of the first day of the immediately preceding Due Period; provided, however, in the event a Reserve Fund Trigger Event occurs with respect to a Distribution Date and has not terminated for three
  (3) consecutive Distribution Dates (inclusive) such amount shall be equal to 6.00% of the Principal Balance of the Contracts in the Trust as of the first day of the immediately preceding Due Period and 1.00% of the aggregate of the Initial Class A-1 Note Balance, Initial Class A-2 Note balance and
  Initial Class B Balance; provided; however in no event shall the
  Specified Reserve Fund Balance be greater than the aggregate outstanding
  principal balance of the Securities.                              5,032,767.77


N.The Pool Factor
 1.Class A-1 Note Factor immediately before such Distribution Date 72.4478701% 2.Class A-2 Note Factor immediately before such Distribution Date 100.0000000%
 3.The Class B Note Factor immediately before such                   82.6907255%
     Distribution Date

 4.Class A-1 Note Factor immediately after such Distribution Date    67.9821640%
 5.Class A-2 Note Factor immediately after such Distribution Date   100.0000000%
 6.Class B Note Factor immediately after such                        79.8852025%
     Distribution Date

O.Delinquent Contracts
  1.      31-59 Days                                                         361
                                                                    3,893,816.86
  2.      60-89 Days                                                         119
                                                                    1,340,889.22
  3.      90 or More Days                                                     61
                                                                      802,615.62
P.Liquidated Contracts
  1.Total Liquidated Contracts                                                28
                                                                      389,068.71
  2.Identity (Attach)

  3.Liquidation Proceeds for the Due Period                           262,786.65

  4.Liquidation Expenses for the Due Period                                 0.00

  5.Net Liquidation Proceeds for the Due Period                       262,786.65

  6.Net Liquidation Losses for the Due Period                         126,282.06

Q.Advances
  1.Unreimbursed Advances Prior to Such Distribution Date             142,738.61

  2.Amount paid to Servicer on such Distribution Date to reimburse Servicer
    for such unreimbursed Advances                                    142,738.61

  3.Amount of Delinquent Interest for such Distribution Date          159,964.88

  4.Amount of new Advances on such Distribution Date (if such amount is less than the amount of Delinquent Interest, attach the certificate required
    by Section 7.03 of the Sale and Servicing Agreement)              159,964.88

  5.Total of unreimbursed Advances after new Advances on such
       Distribution Date                                              159,964.88

R.Repurchased Contracts
  1.Number of Contracts to be repurchased by the Seller pursuant to Section
    7.08 of the Sale and Servicing Agreement                                   1

  2.Principal Amount of such Contracts                                 16,987.89

  3.Related Repurchase Price of such Contracts                         17,978.61

S.Contracts
  1.Number of Contracts as of beginning of Due Period                     21,358

  2. Principal Balance of Contracts as of beginning of Due Period 260,475,785.88

  3.The weighted average Contract Rate of the Contracts
    as of the beginning of the Due Period                                11.482%

  4.Number of Contracts as of end of Due Period                           20,841

  5.Principal Balance of Contracts as of end of Due Period        251,638,388.62

  6.The weighted average Contract Rate of the Contracts
    as of the end of the Due Period                                      11.485%

  7.Prefunded Amount as of Beginning of Due Period                          0.00

  8.Prefunded Amount as of End of Due Period                                0.00

T.Interest Reserve Account

  1.Interest Reserve Amount as of previous Distribution Date                0.00

  2.Interest received into Interest Reserve Account                         0.00

  3.Carrying Charges, if any, to be paid on upcoming
        Distribution Date                                                   0.00

  4.Excess Funds remitted to Trust Depositor                                0.00

  5.Interest Reserve Amount as of Upcoming Distribution Date                0.00

U.Ratios
   1. Cumulative Loss Ratio
    A.  The aggregate Net Liquidation Losses for all Contracts since the
        Cutoff Date through the end of the related Due Period.        410,426.59

    B.  The sum of the Principal Balance of the Contracts as of the
        Cutoff Date plus the Principal Balance of any Subsequent Contracts
        as of the related Subsequent Cutoff Date.                 315,000,000.00

    C.  The Cumulative Loss Ratio for such Distribution Date ( the quotient
        of A. divided by B., expressed as a percentage).                   0.13%

   2. Average Delinquency Ratio for such Distribution Date

    A.  The Delinquency Amount (the Principal Balance of all Contracts that were delinquent 60 days or more as of the end of the
                                                                    2,143,504.84

    B. The Delinquency Ratio computed by dividing (x) the Delinquency Amount during the immediately preceding Due Period by (y) the Principal
        Balance of the Contracts as of the beginning of the related Due
        Period for such Distribution Date.                                 0.82%

    C.  The Delinquency Ratio for the prior Distribution Date.             0.63%

    D.  The Delinquency Ratio for the second prior Distribution Date.      0.51%

    E.  The Average Delinquency Ratio (the arithmetic average
                                                                           0.65%

   3. Average Loss Ratio for such Distribution Date

    A.  Net Liquidation Losses                                        126,282.06

    B. The Loss Ratio (the fraction derived by dividing (x) Net Liquidation Losses for all Contracts that became Liquidated Contracts during the immediately preceding Due Period multiplied by twelve by (y) the outstanding Principal Balances of all Contracts as of the beginning
        of the Due Period) for such Distribution Date                      0.58%

    C.  The Loss Ratio for the prior Distribution Date.                    0.49%

    D.  The Loss Ratio for the second prior Distribution Date.             0.52%

    E.  The Average Loss Ratio (the arithmetic average of A.
                                                                           0.53%


   4. Computation of Reserve Fund Trigger Events:

    A.  Average Delinquency Ratio (if Average Delinquency Ratio >or=
    (i) 2.50% with respect to any Distribution Date which occurs within the period from the Closing Date to, and inclusive of, the first anniversary of the Closing Date, (ii) 3.00% respect to any Distribution Date which occurs within the period from the day after the first anniversary of the Closing Date to , and inclusive of, the second anniversary of the Closing Date, or (iii) 3.50% for any distribution occurs within the period from the day after the second anniversary of the Closing Date to, and inclusive of, the third anniversary of the Closing Date, or (iv) 4.00% for any Distribution Date following the third
     anniversary date of the Closing Date.                                 0.65%

    B.  Average Loss Ratio (if Average Loss Ratio >or= (i) 3.00% with respect to any Distribution Date which occurs within the period from the Closing Date to, and inclusive of, the second anniversary of the
    Closing Date or (ii) 2.75% with respect to any Distribution Date following the second anniversary of the
    Closing Date.                                                          0.53%

    C. Cumulative Loss Ratio (if Cumulative Loss Ratio >or= (i) 1.25% with respect to any Distribution Date which occurs within the period from the Closing Date to, and inclusive of, the first anniversary of the Closing Date, (ii) 1.75% with respect to any Distribution Date which occurs within the period from the day after the first anniversary of the Closing Date to, and inclusive of, the second anniversary of the Closing Date,
    (iii) 2.25% for any Distribution Date which occurs within the period from the day after the second anniversary of the Closing Date to, and inclusive of, the third anniversary of the Closing Date, or (iv) 2.50%
    following the third anniversary of the Closing Date.                   0.13%


  SIGNATURES
        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


HARLEY DAVIDSON CREDIT CORP.


By:  /s/  Perry A. Glassgow
Name:    Perry A. Glassgow
    Vice President and Treasurer



Dated:  07/15/02